4th Quarter & Full Year 2020 Financial Results Presentation January 29, 2021 Exhibit 99.2

Record Full Year Net Revenue 2020 Snapshot 1 2020 Results millions, except per share and ratios HIGHLIGHTS Record Full Year Pre-Tax Income & EPS Record Full Year Institutional Group Revenue Record Full Year Global Wealth Management Revenue Recruited 131 New Financial Advisors Integrated Six Acquisitions

2020 Results Surpassed Original Guidance Despite Volatile Market Conditions 2 Original 2020 Guidance Assumptions Total Net Revenue Increase of 5% - 11% Net Interest Income Growth of 8% - 11% Bank Net Interest Margin of 310 – 320 basis points Bank Interest-Earning Asset Growth of $2 - $3 billion Incremental Revenue from Acquisitions of $120 - $135 million Institutional Group Growth from Investment Banking & Fixed Income Brokerage Continued Strength in Financial & Technology M&A Comp. Ratio of 57% - 59% Operating Non-Comp. Ratio of 19%-21% (1) Operating Non-Compensation Ratio excludes loan loss provision & investment banking gross up Actual 2020 Results Total Net Revenue Increase of 12% Net Interest Income Declined by 16% Bank Net Interest Margin Declined to 239 basis points Interest Earning Assets Increased by $1.4 billion Incremental Revenue from Acquisitions of $146 million Institutional Group Growth from Investment Banking, Fixed Income & Equity Brokerage Strength in Health Care, Consumer, & Diversified Services Comp. Ratio of 59.9% Operating Non-Comp. Ratio of 18.8%

Record Quarterly Net Revenue Fourth Quarter Snapshot 3 4Q20 Results millions, except per share and ratios HIGHLIGHTS Announced 32% Increase to Common Dividend & 3:2 Stock Split Record Quarterly Investment Banking Revenue Record Quarterly Pre-Tax Income & EPS Credit Quality at Stifel Bank Remains Strong Substantial Growth in Private Client Fee-Based Assets

Fourth Quarter Results 4 FOURTH QUARTER HIGHLIGHTS Record Quarterly: Non-GAAP Net Revenue of $1.06 billion, up 12% Y/Y Institutional Group Revenue of $489 million, up 25% Y/Y Capital Raising Revenue of $164 million, up 35% Y/Y Advisory Revenue of $173 million, up 12% Y/Y Pre-tax Margin of 23.8%, up 440 bps sequentially Fee-based Client Assets of $129 billion, up 12% sequentially Tangible Book Value Per Share of $23.58, up 21% Y/Y Non-GAAP annualized ROTCE of 33.3%, up 1110 basis points sequentially

HIGHLIGHTS Record Full Year Net Revenue of $2.2 billion, up 3% Y/Y Second Strongest Quarterly Net Revenue of $575 million Record Quarterly Wealth Management Revenue, ex. Stifel Bancorp Inc, of $447 million Private Client Fee-based Assets Increased 22% Y/Y Recruited 32 Financial Advisors with total Trailing Twelve Month production of $22 million. Global Wealth Management 5 (1) Includes $10.5 billion of client assets held by Ziegler Capital Management LLC, which was sold on March 27, 2020

Wealth Management Metrics

STIFEL



RECRUITING DRIVES REVENUE GROWTH
millions
$250
$200
$150
$100
$50
$-
$31
$67
$82
$118
$138
$161
$199
$221
300
275
250
225
200
175
150
125
100
75
50
25
0
Financial Advisors
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
T-12 Cumulative Production
Cumulative Gross FAs

DYNAMIC BUSINESS

- 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruiting remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
  - Stifel Wealth Tracker
  - CIO Office & behavioral finance practice
  - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report
6

Institutional Group 7 * Includes net interest, asset management and service fees, and other income HIGHLIGHTS Record Results: Full year Revenue & Quarterly Revenue Full Year & Quarterly Capital Raising Revenue Quarterly Advisory Revenue of $173 million Full Year Brokerage Revenue of $662 million Quarterly Pre-tax Margin of 25.3%, up 1,110 bps Y/Y highlights Record Full Year Brokerage Revenue Surpassed Prior Record by 34% (2016) Record Full Year Capital Raising Revenue Surpassed Prior Record by 27% (2017) Lead Managed 297 Negotiated Municipal Offerings Institutional Equities & Fixed Income 8 highlights Record Full Year Revenue Surpassed Prior Record by 34% (2014) Record Quarterly Capital Raising Revenue Surpassed Prior Record by 33% (3Q20) Second Highest Quarterly Brokerage Revenue (1Q20) Bar chart header numbers are a graphic

Investment Banking Revenue 9 Highlights Record Full Year Investment Banking Revenue, up 16% Record Capital Raising Revenue, up 42% Record Quarterly Investment Banking Revenue Record Quarterly Advisory Revenue, up 115% Sequentially Record Quarterly Capital Raising Revenue, up 20% Sequentially Strongest Verticals were Healthcare, Technology, & Consumer Miller Buckfire’s Restructuring Practice Remained Strong Bar chart header numbers are a graphic

Net Interest Income 10 Net Interest commentary 4Q20 Net Interest Income at Midpoint of Previous Guidance Range. Interest Earning Assets Increased Year-on-Year and Sequentially due to Higher Cash & Loan Balances. Deposits up 12% year-on-year

Stifel Bancorp Inc. Loan & Investment Portfolio 11 * Total excludes $551 million of loans classified as held for sale

CECL & Credit Metrics 12 ASSUMPTIONS Moody’s Forecast 40% Baseline (gradual recovery) 30% Downside (double dip recession) 30% Upside (accelerated recovery) Forecast Update for Most Recent Scenarios Broad-based Improvement of Forecasted Economic Variables Since June 30 Incorporated a Management Overlay to Offset Some of the Forecasted Economic Variables

Capital & Liquidity 13 HIGHLIGHTS Sweep Balances Continued to Increase in 4Q20 Capital Ratios Increased from 3Q20 Projecting Balance Sheet Growth of up to $2 billion in 2021 Capital Return in Last Three Quarters Predominantly Dividends

Expenses 14 * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2020 earnings release. Bar chart header numbers are a graphic

2021 Growth Drivers 15 Net Interest Income Balance Sheet Growth of up to $2 billion Bank Net Interest Margin Likely Troughed in 2020 With Potential Upside in 2021 Firm-wide Net Interest Income to Benefit from Lower Interest Expense from Retirement of $300 million Senior Note in December 2020 Approximately $7 billion in Third Party Sweep Program Excess Capital Capital Ratios Increased significantly Since the End of the First Quarter of 2020 At End of 2020, Excess Capital was Approximately $500 million Substantial Additional Capital Generated Through Net Income in 2021 Institutional Group Investment Banking Pipelines at Beginning of 2021 Larger than at the Start of 2020 for both Advisory and Capital Raising Public Finance Would Benefit from an Infrastructure Bill Financials & Tech M&A Picking Up at End of 2020 After Weaker Than Expected Year Fund Placement Business is Picking Up Brokerage Activity Likely Impacted By Lower Volatility Levels in 2021, New Products Offer Potential Offsets Global Wealth Management Recruiting Pipelines Remain at Record Levels Continued Client Asset Migration from Second Half of 2020 Fee-based Client Assets at Record Levels Sustained Brokerage Activity Investments into Technology Helping Drive New Asset Growth Adding Capabilities That Attract FAs & Differentiate Stifel

16 2021 Guidance & Track Record of Substantial Growth 2021 Guidance Forecasts Continued Growth & Expense Discipline Growth & Expense Management Over Changing Economic Conditions Peer Group based on calendar year results for MS, GS, RJF, LPLA, EVR, MC, & PIPR Income statement & Ratios are Non-GAAP 2015 & 2016 Income Statement & Ratios exclude duplicative acquisition costs Earnings per share and share price have been retroactively adjusted to reflect the December 2020 three-for-two stock split (1) Operating Non-Compensation ratio excludes loan loss provisions & investment banking gross ups

Q&A

Disclaimer 18 Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30,2020, and September 30, 2020 and in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the 12 months ended December 31, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.